                                                                    EXHIBIT 1.4

                                                                Amendment No. 2


                                                                    FILED
                                                               JUL. 08, 2002
                                                           Registry of Companies
                                                          British Virgin Islands
                                                                   9:10 AM

                      INTERNATIONAL BUSINESS COMPANIES ACT
                                   (CAP. 291)

                                 Section 16(2)

Notice of amendment of Memorandum and Articles of Association

To:  Registrar of Companies

DESWELL INDUSTRIES INC.
-------------------------------------------------------------------------------
Name of Company

IBC No. 101936
-------------------------------------------------------------------------------

We, HWR SERVICES LIMITED, of P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, Registered Agent of the above Company, hereby certify that the document annexed hereto is a certified extract of the resolution of the Directors amending the Memorandum and Articles of Association of the above Company.

Dated this 8th day of July 2002.

/s/  [SIGNATURE ILLEGIBLE]
-------------------------------------------------------------------------------
Authorized Signatory for
HWR SERVICES LIMITED




-------------------------------------------------------------------------------
For official use

                                                                    FILED
                                                               JUL. 08, 2002
                                                           Registry of Companies
                                                          British Virgin Islands
                                                                   9:10 AM

                      INTERNATIONAL BUSINESS COMPANIES ACT
                                   (CAP. 291)

                                 Section 24(3)

Notice of Increase in Authorised Capital

To:  Registrar of Companies

DESWELL INDUSTRIES INC.
-------------------------------------------------------------------------------
Name of Company

IBC No. 101936
-------------------------------------------------------------------------------

We, HWR SERVICES LIMITED, of P.O. Box 71, Craigmuir Chambers, Road Town, Tortola, Registered Agent of the above Company, hereby give notice that by a resolution of the Directors of the above Company passed on the 8th day of July, 2002, the authorised capital has been increased from US$200,000.00 to US$300,000.00.

The new authorised capital is US$300,000.

Dated this 8th day of July 2002.



/s/ [SIGNATURE ILLEGIBLE]
-------------------------------------------------------------------------------
Authorized Signatory for
HWR SERVICES LIMITED




-------------------------------------------------------------------------------
For official use

                                                                    FILED
                                                               JUL. 08, 2002
                                                           Registry of Companies
                                                          British Virgin Islands
                                                                   9:10 AM


                            DESWELL INDUSTRIES INC.
                                (the "Company")

           CERTIFIED EXTRACT OF A RESOLUTION ADOPTED BY THE DIRECTORS
                   PURSUANT TO THE ARTICLES OF ASSOCIATION OF
                    THE COMPANY ON THE 8TH DAY OF JULY, 2002


AMENDMENT TO MEMORANDUM AND ARTICLES OF ASSOCIATION

RESOLVED, that, upon to the filing of the Amendment No. 1 at the Companies Registry in the British Virgin Islands, the following resolution hereinafter referred to as "Amendment No. 2" be field by the registered agent of the Company immediately thereafter on the same day:

                               AUTHORISED CAPITAL

8.  The authorised capital of the Company is US$300,000.

                    CLASSES, NUMBER AND PAR VALUE OF SHARES

9. The authorised capital is made up of one class and series of shares divided into 30,000,000 shares of no par value.




                           /s/ [SIGNATURE ILLEGIBLE]
                         ------------------------------
                              HWR SERVICES LIMITED
                               Registered Agents